                                                                   EXHIBIT 99.5


                                          JeffBanks, Inc.
                                     Consolidated Balance Sheet
                                             UNAUDITED


                                                                       March 31,   December 31,
                                                                         1999          1998
                                                                         (in thousands)
Assets:
Cash and cash equivalents:
    Cash and due from banks .......................................   $   59,662   $   54,599
    Federal funds sold ............................................       23,000          --
                                                                      ----------   ----------
                                                                          82,662       54,599

Investment securities available for sale ..........................      285,892      301,366
Investment securities held to maturity ............................          676          677
Mortgages held for sale ...........................................       16,226       14,600
Loans, net ........................................................    1,236,605    1,202,932
Premises and equipment, net .......................................       24,031       24,085
Accrued interest receivable .......................................       10,844       15,929
Other real estate owned ...........................................        2,741        3,114
Goodwill ..........................................................        3,964        4,059
Other assets ......................................................       20,826       15,745
                                                                      ----------   ----------
    Total assets ..................................................   $1,684,467   $1,637,106
                                                                      ==========   ==========

Liabilities and shareholders' equity:

Deposits:
    Demand (non-interest bearing) .................................   $  205,528   $  207,881
    Savings and money market ......................................      440,628      465,984
    Time deposits .................................................      471,679      477,057
    Time deposits, $100,000 and over ..............................      126,777      125,358
                                                                      ----------   ----------
                                                                       1,244,612    1,276,280

Securities sold under repurchase agreements .......................       61,473       39,635
FHLB advances - short term ........................................      113,000       55,000
FHLB advances - long term .........................................       54,175       54,182
Subordinated notes and debentures .................................       31,920       32,000
Company-obligated mandatorily redeemable preferred securities of the Company's subsidiary trust, holding solely $25.3 million aggregate principal amount of 9.25% junior subordinated
  deferrable interest debentures due 2027 of the Company ..........       25,300       25,300
Accrued interest payable ..........................................       15,973       15,444
Other liabilities .................................................        5,025        7,587
                                                                      ----------   ----------
    Total liabilities .............................................    1,551,478    1,505,428
                                                                      ----------   ----------

Shareholders' equity:
    Common Stock - authorized, 20,000,000 shares of $1 par value;
      issued and outstanding 10,511,935 and 10,486,620 shares,
      respectively ................................................       10,512       10,487
    Additional paid-in capital ....................................       97,563       97,308
    Retained earnings .............................................       24,359       21,933
    Accumulated other comprehensive income ........................          555        1,950
                                                                      ----------   ----------
    Total shareholders' equity ....................................      132,989      131,678
                                                                      ----------   ----------
    Total liabilities and shareholders' equity ....................   $1,684,467   $1,637,106
                                                                      ==========   ==========

The accompanying notes are an integral part of these financial statements.

                                 JeffBanks, Inc.
                        Consolidated Statements of Income
                                    UNAUDITED


                                               Three Months Ended March 31,
                                                     1999        1998
                                          (in thousands, except per share data)
Interest income:
     Loans including fees ......................   $ 25,655    $ 23,110
     Investment securities .....................      4,425       5,758
     Federal funds sold ........................        238         667
                                                   --------    --------
                                                     30,318      29,535
                                                   --------    --------

Interest expense:
     Time deposits, $100,000 and over ..........      1,524       1,475
     Other deposits ............................      9,952       9,072
     FHLB advances .............................      1,899       2,388
     Subordinated notes and debentures .........        717         770
     Trust preferred securities ................        585         585
     Securities sold under repurchase agreements        565         712
                                                   --------    --------
                                                     15,242      15,002
                                                   --------    --------

         Net interest income ...................     15,076      14,533

Provision for credit losses ....................      1,455         966
                                                   --------    --------

         Net interest income after provision
          for credit losses ....................     13,621      13,567
                                                   --------    --------

Non-interest income:
     Service fees on deposit accounts ..........        936         878
     Gain on sales of residential mortgages and
       capitalized mortgage servicing rights ...        701         736
     Gain on sales of investment securities ....        712         243
     Mortgage servicing fees ...................        313         296
     Merchant credit card deposit fees .........        695         487
     Credit card fee income ....................        155         157
     Other .....................................        582         547
                                                   --------    --------
                                                      4,094       3,344
                                                   --------    --------

Non-interest expense:
     Salaries and employee benefits ............      6,173       5,853
     Occupancy expense .........................      1,133       1,127
     Depreciation ..............................        665         577
     FDIC expense ..............................         35          33
     Data processing expense ...................        386         285
     Legal .....................................        303         327
     Stationery, printing and supplies .........        296         307
     Shares tax ................................        295         228
     Advertising ...............................        242         366
     Other real estate owned maintenance expense         93          11
     Loss on sale and write-downs of other
      real estate owned ........................         (1)         31
     Amortization of intangibles ...............        310         273
     Credit card origination expense ...........        140         201
     Credit card processing expense ............        232         197
     Merchant card expense .....................        604         390
     Other .....................................      1,918       1,758
                                                   --------    --------
                                                     12,824      11,964
                                                   --------    --------

Income before income taxes .....................      4,891       4,947
Income taxes ...................................        997       1,698
                                                   --------    --------

         Net income ............................   $  3,894    $  3,249
                                                   ========    ========
Per share data:
Average number of common shares (basic) ........     10,482      10,195
Average number of common shares (diluted) ......     10,953      11,040
Net income per common share (basic) ............   $   0.37    $   0.32
Net income per common share (diluted) ..........   $   0.36    $   0.29

The accompanying notes are an integral part of these financial statements.

                                JeffBanks, Inc.
           Consolidated Statement of Changes in Shareholders' Equity
                                   UNAUDITED

                                                                             Accumulated
                                                                                other
                                           Common    Additional    Retained comprehensive Comprehensive
                                            Stock  paid-in-capital earnings     income       income         Total
                                                                     (in thousands)

Balance at December 31, 1998 ..........   $  10,487   $  97,308   $  21,933    $   1,950         --      $ 131,678
Net income ............................        --          --         3,894         --      $   3,894        3,894
Issuance of common stock for
 dividend reinvestment plan ...........           7         148        --           --           --            155
Warrants exercised ....................          18         107        --           --           --            125
Cash dividends on common stock ........        --          --        (1,468)        --           --         (1,468)
Other comprehensive income, net of
 reclassification adjustments and taxes        --          --          --         (1,395)      (1,395)      (1,395)
                                          ---------   ---------   ---------    ---------    ---------    ---------
Comprehensive income ..................        --          --          --           --      $   2,499         --
                                                                                            =========
Balance at March 31, 1999 .............   $  10,512   $  97,563   $  24,359    $     555                 $ 132,989
                                          =========   =========    =========    =========                =========

Disclosure of reclassification amount, net of taxes:
Unrealized holding losses arising during period ..................   $  (932)
Less: reclassification adjustment for gains included in net income       463
                                                                     -------
Net unrealized losses on securities ..............................   $(1,395)
                                                                     =======

The accompanying notes are an integral part of these financial statements.

                                JeffBanks, Inc.
           Consolidated Statement of Changes in Shareholders' Equity
                                   UNAUDITED

                                                                               Accumulated
                                                                                 other
                                            Common    Additional    Retained  comprehensive Comprehensive
                                            Stock   paid-in-capital earnings     income       income        Total
                                                                   (in thousands)
Balance at December 31, 1997 ..........   $   6,094   $  95,150   $  19,308    $   1,254                 $ 121,806
Net income ............................        --          --         3,249         --      $   3,249        3,249
Issuance of common stock for
 dividend reinvestment plan ...........           2          77        --           --                          79
Warrants exercised ....................          54         608                                                662
Cash dividends on common stock ........        --          --          (951)        --                        (951)
Other comprehensive income, net of
 reclassification adjustments and taxes        --          --          --           (419)        (419)        (419)
                                          ---------   ---------   ---------    ---------    ---------    ---------
Comprehensive income ..................        --          --          --           --      $   2,830         --
                                                                                            =========
Balance at March 31, 1998 .............   $   6,150   $  95,835   $  21,606    $     835                 $ 124,426
                                          =========   =========   =========    =========                 =========

Disclosure of reclassification amount, net of taxes:
Unrealized holding losses arising during period ..................   $(261)
Less: reclassification adjustment for gains included in net income     158
                                                                     -----
Net unrealized losses on securities ..............................   $(419)
                                                                     =====

   The accompanying notes are an integral part of these financial statements.

                               JeffBanks, Inc.
                    Consolidated Statements of Cash Flows
                                  UNAUDITED

                                                                          Three Months Ended March 31,
                                                                               1999         1998
                                                                                (in thousands)
Operating activities:
     Net income .........................................................   $   3,894    $   3,249
     Adjustments to reconcile net income to cash provided by
        operating activities:
     Depreciation and amortization ......................................       1,495        1,092
     Provision for credit losses ........................................       1,455          966
     Gain on sales of investment securities .............................        (712)        (243)
     Gain on sales of assets ............................................        --            (22)
     Mortgage loans originated for sale .................................     (62,090)     (46,893)
     Mortgage loan sales ................................................      60,464       33,902
     Decrease (increase) in interest receivable .........................       5,085          (61)
     Increase (decrease) in interest payable ............................         529       (3,214)
     (Increase) decrease in other assets ................................      (4,545)       1,385
     (Decrease) increase in other liabilities ...........................      (2,562)       1,836
                                                                            ---------    ---------
        Net cash provided by (used in) operating activities .............       3,013       (8,003)
                                                                            ---------    ---------

Investing activities:
     Proceeds from sales of investment securities available for sale ....      19,271      117,505
     Proceeds from maturities of investment securities available for sale      28,614       14,756
     Purchase of investment securities available for sale ...............     (34,364)    (140,863)
     Proceeds from sales of other real estate owned .....................         830           90
     Net increase in loans ..............................................     (35,585)     (11,119)
     Purchase of premises and equipment .................................        (611)      (2,012)
                                                                            ---------    ---------
        Net cash used in investing activities ...........................     (21,845)     (21,643)
                                                                            ---------    ---------

Financing activities:
     Net decrease in deposits ...........................................     (31,668)     (22,208)
     Net increase (decrease) in repurchase agreements ...................      21,838       (4,611)
     Net proceeds from issuance of common stock .........................         280          741
     Net increase in FHLB advances ......................................      57,993       15,301
     Net decrease in subordinated notes and debentures ..................         (80)        --
     Dividends paid on common stock .....................................      (1,468)        (951)
                                                                            ---------    ---------
        Net cash provided by (used in) financing activities .............      46,895      (11,728)
                                                                            ---------    ---------

Net increase (decrease) in cash and cash equivalents ....................      28,063      (41,374)
Cash and cash equivalents at beginning of year ..........................      54,599      147,945
                                                                            ---------    ---------
Cash and cash equivalents at end of period ..............................   $  82,662    $ 106,571
                                                                            =========    =========

The accompanying notes are an integral part of these financial statements.

Note 1 - Allowance for Credit Losses:

                                   Three months ended March 31,
                                         1999       1998
                                          (in thousands)
     Balance, beginning of period ..   $ 12,407    $ 14,136
     Provision charged to operations      1,455         966
     Loans charged off .............     (2,295)     (1,620)
     Recoveries ....................        363         160
                                       --------    --------
     Balance, end of period ........   $ 11,930    $ 13,642
                                       ========    ========

     The balances of impaired loans were $11,376,000 and $11,287,000 respectively, at March 31, 1999 and 1998. The allowance for credit losses associated with impaired loans was $2,847,000 and $2,206,000 respectively, at those dates. Total cash collected on impaired loans during the first three months of 1999 and 1998, respectively, was $686,000 and $109,000 all of which was credited to the principal balance outstanding on such loans. Interest which would have been accrued on impaired loans during those respective periods was $226,000 and $232,000. No related interest income was recognized during the period.

Note 2 - Investment Securities:
  The carrying value and approximate market value of investment securities at March 31, 1999, were as follows:

                                               Gross      Gross
                                  Amortized  unrealized unrealized Approximate
                                     cost      gains      losses   fair value
                                                 (in thousands)
Available for Sale:
U.S. treasury securities ......   $  6,349   $     65   $   --     $  6,414
Federal agency obligations ....     22,318        175         44     22,449
Mortgage backed securities ....    158,006        765        703    158,068
State and municipal obligations     58,991      1,318        687     59,622
Other securities ..............     39,375         38         74     39,339
                                  --------   --------   --------   --------
Total .........................   $285,039   $  2,361   $  1,508   $285,892
                                  ========   ========   ========   ========

Held to Maturity:
State and municipal obligations        676         17       --          693
                                  --------   --------   --------   --------
Total .........................   $    676   $     17   $   --     $    693
                                  ========   ========   ========   ========

Note 3:
     The unaudited interim financial statements furnished reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. All such adjustments are of a normal recurring nature, except as discussed in these notes.

Note 4:
     Certain amounts in the financial statements presented for prior periods have been reclassified to conform with the current period presentation.

Note 5:
     In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activity." SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments imbedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge. The accounting for changes in the fair value of a derivative (gains and losses) depends on the intended use of the derivative and resulting designation. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. Earlier application is permitted only as of the beginning of any fiscal quarter. The Company is currently reviewing the provisions of SFAS No. 133.

Note 6:
     On July 31, 1998, the Company completed a merger with Regent Bancshares Corp. and Regent National Bank ("Regent") accounted for as a pooling of interests, which accordingly required restatement of financial statements. Under terms of the merger, each share of common stock was as of that date converted to .505 shares of the Company's common stock, resulting in the issuance of 1,721,960 shares of the Company's common stock. Each option to acquire Regent common stock would be converted into an option to acquire .505 of a share of the Company's common stock, resulting in the issuance of up to 184,830 shares of the Company's common stock if all outstanding Regent options are converted.

Note 7:
     On August 14, 1998, the Company completed a merger with Pioneer Mortgage, Inc. ("Pioneer") accounted for as a pooling of interests, which accordingly required restatement of financial statements. The changes reflecting such restatement were not material. Pioneer is a mortgage company which operates within the Company's southern New Jersey market with seven mortgage loan originators.